                                                                   EXHIBIT 10.51


          SECOND AMENDMENT TO REAL PROPERTY PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT dated as of October 23, 2002 (this "Amendment") to Real Property Purchase and Sale Agreement dated as of July 26, 2002 (as amended by the First Amendment (hereinafter defined), the "Agreement"), is entered into by and among Williams Headquarters Building Company, a Delaware corporation ("Seller"), Williams Technology Center, LLC, a Delaware limited liability company ("Purchaser"), Williams Communications, LLC, a Delaware limited liability company ("WCL"), Williams Aircraft Leasing, LLC, a Delaware limited liability company ("WAL"), WilTel Communications Group, Inc., a Nevada corporation ("New WCG"), Williams Aircraft, Inc., a Delaware corporation ("WAI") and for purposes of Section 15 hereof, The Williams Companies, Inc., a Delaware corporation ("TWC"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement (as amended by the First Amendment (hereinafter defined)).

         WHEREAS, Seller, Purchaser, WCL, Communications, New WCG, WAL and WAI previously entered into that certain First Amendment to Real Property Purchase and Sale Agreement dated as of October 15, 2002 (the "First Amendment") and pursuant to the terms thereof modified the provisions relating to the payment of the Purchase Price and certain other provisions of the Agreement;

         WHEREAS, in furtherance of the transactions contemplated by the Plan and the Escrow Agreement, the parties hereto have determined to further amend the Agreement and the Escrow Agreement in respect of completing documentation in respect of and consummation of the transactions contemplated by the Pledge Agreement, the Equitable Mortgage and the Intercreditor Agreement (Pledge Agreement); and

         WHEREAS, in furtherance of the transactions contemplated in the foregoing recitals and the Agreement (as amended by this Amendment), the parties hereto desire to enter into the First Amendment to Escrow Agreement (hereinafter defined), the First Amendment to Title Instruction Letter (hereinafter defined) and other specified agreements relating to the WCG Bank Facility and the Spectrum Shareholders Agreement dated June 19, 1998 by and among WilTel Communications Pty Limited (ACN 081 547 042) ("WCP"), Downtown Utilities Pty Limited (ACN 082 754 407), as "Trustee", South-East Queensland Electricity Corporation Limited trading as Energex (ACN 078 849 055), CitiPower Pty (ACN 064 651 056), Energy Australia, a statutory SOC under the Stated Owned Corporations Act 1989 (NSW) and Williams Holdings of Delaware, Inc., a Delaware corporation (as amended, restated, supplemented or otherwise modified from time to time, the "Shareholders Agreement").


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         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and obligations contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 1.01 of the Agreement is hereby amended by adding the following defined terms thereto:

                  "Jones Day Legal Opinion (Pledged Shares)" shall mean an opinion of Jones, Day, Reavis & Pogue reasonably satisfactory to Seller addressed to Seller dated November 27, 2002, opining as to the organization and good standing of CG Austria in the State of Delaware, the authorization of the execution, delivery, and performance by CG Austria of the Pledge Agreement and the Equitable Mortgage and by the Loan Parties (as defined therein) of the Intercreditor Agreement (Consent) (as defined therein), the enforceability of the Pledge Agreement, the Intercreditor Agreement (Consent) and the Acknowledgment (Pledge Agreement) (as defined therein), the attachment and perfection of the security interest granted by CG Austria to Seller under the Pledge Agreement, and such other matters incident to the Transactions contemplated herein that may be reasonably requested by Seller, which shall be in form and substance reasonably satisfactory to Seller."

         2. Section 1.01 of the Agreement is hereby amended by amending the defined term "Australian Legal Opinion" by deleting the phrase "dated as of the Closing Date" from the second line thereof and substituting in lieu thereof the phrase "dated November 28, 2002".

         3. Section 1.01 of the Agreement is hereby amended by amending the defined term "Equitable Mortgage" by deleting the phrase "dated as of October 15, 2002" therefrom and substituting in lieu thereof the phrase "dated November 28, 2002".

         4. Section 1.01 of the Agreement is hereby amended by amending and restating the defined term "Jones Day Legal Opinion" in full to read as follows:

                  "Jones Day Legal Opinion" shall mean an opinion of Jones, Day, Reavis & Pogue reasonably satisfactory to Seller addressed to Seller dated as of the Closing Date, opining as to the organization and good standing of Purchaser, WCL and CG Austria in the State of Delaware, the authorization of the execution, delivery, and performance by Purchaser and WCL of the Purchase Money notes, the authorization of the execution, delivery and performance by Purchaser of the Purchase Money Mortgage, and the authorization of the execution, delivery and performance by CG Austria of the Pledge Agreement (as negotiated through and including October 15, 2002) and such other matters incident to the Transactions contemplated herein that may be reasonably requested by Seller, which shall be in form and substance reasonably satisfactory to Seller."



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         5. Section 1.01 of the Agreement is hereby amended by amending the defined term "Pledge Agreement" by deleting the phrase "dated as of October 15, 2002" therefrom and substituting in lieu thereof the phrase "dated as of November 27, 2002".

         6. Section 1.01 of the Agreement is hereby amended by deleting the defined term "WCG Party" therefrom in its entirety.

         7. Section 2.05(b) of the Agreement is hereby amended by deleting the phrase "Pledge Agreement," therefrom.

         8. Section 2.07 of the Agreement is hereby amended by deleting the first sentence therein in its entirety and substituting in lieu thereof the following sentence: "The parties hereto hereby agree that (a) all of the Building Purchase Closing Documents and the Title Instruction Letter shall be delivered to the Escrow Agent pursuant to the terms of the Escrow Agreement, and
(b) the Pledge Agreement, the Equitable Mortgage, the Australian Legal Opinion, the Jones Day Legal Opinion (Pledged Shares), the Intercreditor Agreement (Pledge Agreement) and the UCC-1 financing statement relating to the Pledge Agreement shall be executed and/or delivered by the parties thereto on or before November 28, 2002."

         9. Section 4.11 of the Agreement is hereby amended by (a) deleting the phrase ""New Communications"" from the third line thereof and substituting in lieu thereof the phrase ""New WCG"" and (b) deleting the phrase "New Communications" in each instance where it appears in Section 4.11 and substituting in lieu thereof in each instance the phrase "New WCG".

         10. The Agreement is hereby amended by deleting Exhibit 8 (Intercreditor Agreement (Pledge Agreement)) thereto in its entirety and substituting in lieu thereof Exhibit 1 attached hereto.

         11. The Agreement is hereby amended by deleting Exhibit 9 (Pledge Agreement) thereto in its entirety and substituting in lieu thereof Exhibit 2 attached hereto.

         12. Amendments to First Amendment. The First Amendment is hereby amended by (a) amending the preamble thereof by (i) adding the phrase " and " immediately prior to the phrase "Williams Aircraft, Inc., a Delaware corporation ("WAI")" in the seventh line thereof and (ii) deleting the phrase "CG Austria, Inc., a Delaware corporation ("CG Austria")" from the eighth line thereof; (b) amending Paragraph 40 thereof by deleting the phrase "Exhibit B" from the third line thereof and substituting in lieu thereof the phrase "Schedule B" and (ii) amending Exhibit 7 thereto by deleting therefrom each of the agreements and documents specified in Paragraph 1 of the First Amendment to Escrow Agreement (hereinafter defined); (c) amending Paragraph 36 thereof by deleting the phrase "Paragraph 34" in the second line thereof and substituting in lieu thereof the phrase "Paragraph 36"; and (d) adding a new Paragraph 46 thereto to read as follows:

                  "46. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF OKLAHOMA (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF RELATING TO CONFLICTS OF
                  LAW)."



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


         13. Amendments to Escrow Agreement and Title Instruction Letter. Pursuant to Section 7.20 of the Agreement, each of the parties hereto hereby consents to the execution, delivery and performance of each of (a) the First Amendment to Escrow Agreement dated as of October 23, 2002, among New WCG, TWC, Leucadia and the Escrow Agent, in the form of Exhibit 3 attached hereto (the "First Amendment to Escrow Agreement") and (b) the First Amendment to Title Instruction Letter dated as of October 23, 2002 among Purchaser, Seller, the Building Purchase Escrowee and the Bank Agent, in the form of Exhibit 4 attached hereto (the "First Amendment to Title Instruction Letter").

         14. WCG Bank Facility. Seller, WCL and New WCG hereby agree that WCL and New WCG shall not enter into any amendment, restatement, supplement or other modification to the WCG Bank Facility or any other Loan Document which (a) increases the outstanding principal amount of the Loans (as such term is defined in the WCG Bank Facility) or (b) extends the Maturity Date (as such term is defined in the WCG Bank Facility) of the Loans, in either case without the express written consent of Seller (which consent may be given or withheld in Seller's sole discretion). Each of WCL and New WCG hereby acknowledge and agree that the foregoing obligations shall survive termination of the Agreement and shall remain in full force and effect until all of the outstanding Loans are paid in full in accordance with applicable provisions of the WCG Bank Facility.

         15. Shareholders Agreement. Seller, WAL, WAI and TWC (collectively, the "TWC Parties") have requested that Purchaser, WCL and New WCG (the "WCG Parties") cause CG Austria and/or WCP to obtain, and the WCG Parties hereby agree to cause CG Austria and/or WCP to promptly endeavor to obtain, a waiver or waivers in form and substance reasonably satisfactory to the TWC Parties (individually or collectively, the "Waiver") of any actual or potential default or event of default arising under or in connection with any actual or alleged breach or violation of Section 7.09 of the Shareholders Agreement by WCP arising solely in connection with any transaction or series of transactions as a result of which WCP no longer remained a Subsidiary (as such term is defined in the Shareholders Agreement) of Williams International Company (the "Shareholders Agreement Default"), provided that any failure by CG Austria or WCP to obtain the Waiver at any time following the date hereof and/or the existence and continuance of the Shareholders Agreement Default shall not (x) constitute an Event of Default (as such term is defined in the Purchase Money Mortgage) or (y) constitute a default or event of default or other breach or violation of the Pledge Agreement, the Equitable Mortgage or any other Loan Document (as such term is defined in the Purchase Money Mortgage) and, provided further, that the rights and remedies of any TWC Party against any WCG Party or WCP in respect of any failure by WCP to obtain the Waiver or the Shareholders Agreement Default shall be limited solely to the indemnification rights specified in this Section 15 and, provided further, in connection with the foregoing each TWC Party hereby agrees to take all actions reasonably requested by any WCG Party (at the sole cost and expense of such WCG Party) in furtherance of CG Austria's and/or WCP's efforts to obtain the Waiver. Each WCG Party hereby jointly and severally agrees to indemnify, reimburse and hold harmless each TWC Party and each of their respective successors and assigns (hereinafter, an "Indemnitee" and collectively the "Indemnitees"), to the fullest extent permitted by applicable law, from any and all liabilities, obligations, damages, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses reasonably incurred)



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(collectively, the "Indemnified Liabilities") of whatsoever kind and nature imposed on or reasonably incurred by any of the Indemnitees as a result of, relating to or arising out of any actual or prospective claim, litigation or other proceeding relating to or arising out of CG Austria's or WCP's failure to obtain the Waiver or the Shareholders Agreement Default, provided that no such Indemnitee shall be indemnified pursuant to this Section 15 for Indemnified Liabilities to the extent any such Indemnified Liabilities are caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final non-appealable decision). Each WCG Party acknowledges and agrees that upon receipt of written notice by any WCG Party from any Indemnitee of the existence or assertion of an Indemnified Liability, such WCG Party shall assume full responsibility for the defense thereof. Any amount due under this Section 15 shall be payable by one or more of the WCG Parties promptly upon and in any event within thirty (30) days after receipt of written demand by any Indemnitee therefor. Each Indemnitee hereby agrees to use reasonable efforts to promptly notify Purchaser of any actual or potential Indemnified Liability of which such Indemnitee has notice or knowledge and to specify in reasonable detail the nature of any such Indemnified Liability. The obligations of each WCG Party and CG Austria under this Section 15 shall survive termination of the Agreement and shall remain in full force and effect until: (1) CG Austria and/or WCP has obtained the Waiver and delivered a copy thereof to each TWC Party, (2) the Shareholders Agreement is terminated by mutual agreement of the parties thereto, (3) WCP ceases to be a party to the Shareholders Agreement or (4) the occurrence of a Permitted Disposition (as such term is defined in the Pledge Agreement).

         16. Foreign Investment Review Board ("FIRB") Approval. Pursuant to
Section 2 of the Pledge Agreement, the Pledge Agreement and the granting of the pledge and security interests thereunder by CG Austria to Seller thereunder shall not be effective and enforceable against CG Austria until Seller obtains the FIRB Approval (as such term is defined in the Pledge Agreement). Each WCG Party and TWC Party hereby agrees that, in the event that Seller is unable to obtain the FIRB Approval, (a) such failure to obtain the FIRB Approval shall not constitute (i) an Event of Default (as such term is defined in the Purchase Money Mortgage) or (ii) a default or event of default or other breach or violation of the Pledge Agreement, the Equitable Mortgage or any other Loan Document (as such term is defined in the Purchase Money Mortgage); (b) each WCG Party shall jointly and severally pay or reimburse (or shall cause CG Austria to pay or reimburse) Seller for any and all costs and expenses reasonably incurred by Seller in connection with obtaining the FIRB Approval (including Costs incurred by Seller in meeting any conditions to such approval set forth in any notification or other document issued by the Treasurer of the Commonwealth of Australia to any TWC Party in connection with the FIRB Approval (collectively, "FIRB Approval Costs")); (c) the rights and remedies of any TWC Party against any WCG Party, CG Austria or WCP in respect of any failure by Seller to obtain the FIRB Approval as provided herein shall be limited solely to the payment and reimbursement rights specified in this Section 16; and (d) in connection with the foregoing, each TWC Party hereby agrees to take, and each WCG Party hereby agrees to take and/or to cause CG Austria and/or WCP to take, all actions (at the sole cost and expense of the WCG Parties and/or CG Austria) reasonably necessary or reasonably requested by Seller in connection with obtaining the FIRB Approval. Any payment or reimbursement of any FIRB Approval Cost required to be made by any WCG Party or CG Austria to Seller pursuant to this Section 16 shall be payable by one or more of the WCG Parties or CG Austria promptly upon and in any event within thirty (30)



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days after receipt of written demand by Seller therefor. Seller hereby agrees to
(x) promptly notify Purchaser of and provide copies of any notification or other documentation received by any TWC Party relating to the FIRB Approval and (y) promptly notify Purchaser in writing of any actual or potential FIRB Approval Costs of which any TWC Party has notice or knowledge and to specify in reasonable detail in such written notice the nature of any such FIRB Approval Costs. The obligations of each WCG Party under this Section 16 shall survive termination of the Agreement and shall remain in full force and effect until Seller has obtained the FIRB Approval and delivered a copy thereof to Purchaser or the occurrence of a Permitted Disposition (as such term is defined in the Pledge Agreement). The TWC Parties and the WCG Parties hereby further agree that if Seller, notwithstanding the actions taken by the TWC Parties, the WCG Parties and/or CG Austria or WCP pursuant to this Section 16 or otherwise in connection with the FIRB Approval, is unable to obtain the FIRB Approval within 60 days after November 27, 2002, and Seller determines in its reasonable discretion on such date that it shall be unable to obtain the FIRB Approval within a reasonable period of time thereafter, (1) the TWC Parties and the WCG Parties shall take all necessary actions to rescind the Pledge Agreement and the Equitable Mortgage and terminate the liens, security interests and encumbrances granted by CG Austria thereunder (if any); and (2) one or more of the WCG
Parties shall within 60 days thereafter (A) grant (or cause CG Austria (or another subsidiary or affiliate of any such WCG Party) to grant) a security interest in and lien on other assets or property (subject in all respects to the WCG Bank Facility and the Loan Documents (as such term is defined in the WCG
Bank Facility)) pursuant to documentation reasonably acceptable to Seller and CG Austria in lieu of the Collateral (as such term is defined in the Pledge Agreement) having a value mutually determined in good faith by the TWC Parties and the WCG Parties to be reasonably equivalent to the fair value of the Collateral on such date to Seller to secure the Obligations (as such term is defined in the Purchase Money Mortgage), subject only to Permitted Encumbrances (as such term is defined in the Pledge Agreement) (collectively, the "New Pledge") or (B) cause CG Austria and/or WCP to enter into and consummate a Permitted Disposition (in each case at the sole cost and expense of the WCG Parties, provided that any such costs and expenses of any TWC Party are reasonably incurred by such TWC Party and specified in reasonable detail in writing to the Purchaser), provided that the TWC Parties shall negotiate in good faith with and otherwise undertake reasonable efforts to review and/or complete any such negotiations with the WCP Parties and/or CG Austria in connection with any such New Pledge or Permitted Disposition.

         17. The parties hereto hereby agree that, pursuant to Section 4.11 of the Agreement, New WCG shall constitute "New WCG" (as such term is defined in Section 4.11 of the Agreement (as amended by this Amendment)) without further action of the parties and that as such Communications (a) shall from and after October 15, 2002 no longer be a party to the Agreement or have any rights or obligations under the Agreement (provided that Communications (i) shall remain a party to the Agreement (as amended by the First Amendment) in all respects and for all purposes for the period of time prior to and including such date and shall have all of the rights and obligations specified therein for the period of time prior to such date) and (ii) notwithstanding the foregoing, Communications shall be and remain an "Indemnitee" (as such term is defined in Section 41 of the First Amendment) in all respects for the purposes specified therein for so long as the indemnification provisions set forth in Section 41 remain in full force and effect; and (b) shall not be required to execute and deliver this Amendment. The parties acknowledge and agree that, notwithstanding the foregoing, each of this Amendment and the



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Agreement (as amended by the First Amendment and this Amendment) shall constitute valid, binding obligations of each of the parties hereto, enforceable against each such party in accordance with their respective terms.

         18. This Amendment shall be binding upon each party hereto and shall inure to the benefit of each party hereto and their respective successors and permitted assigns.

         19. This Amendment may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. The delivery of an executed counterpart to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

         20. Each of the parties hereto hereby agree that, except as specifically amended hereby, the Agreement (as amended by the First Amendment) and the First Amendment are each confirmed, ratified and approved in all respects and for all purposes. All references in the Agreement to "this Agreement" shall mean and refer to the Agreement as amended by the First Amendment and by this Amendment. All references in the First Amendment to "this Amendment" shall mean and refer to the First Amendment as amended by this Amendment.

         21. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF OKLAHOMA (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).



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         IN WITNESS WHEREOF, each of the parties hereto have executed this
Amendment by their duly authorized officers on and as of the date and year first above written.


                            WILLIAMS HEADQUARTERS BUILDING COMPANY


                            By: /s/ Mark W. Husband
                                --------------------------------------------
                                Title: Vice President


                            WILLIAMS TECHNOLOGY CENTER, LLC


                            By: WILLIAMS COMMUNICATIONS, LLC,
                                its sole Member


                            By: /s/ Howard S. Kalika
                                --------------------------------------------
                                Title: Vice President and Group Executive,
                                       Corporate Development and Finance and
                                       Assistant Secretary


                            WILLIAMS COMMUNICATIONS, LLC


                            By: /s/ Howard S. Kalika
                                --------------------------------------------
                                Title: Vice President and Group Executive,
                                       Corporate Development and Finance and
                                       Assistant Secretary


                            WILTEL COMMUNICATIONS GROUP, INC.


                            By: /s/  Howard S. Kalika
                                --------------------------------------------
                                Title: Vice President and Group Executive,
                                       Corporate Development and Finance and
                                       Assistant Secretary


                        WILLIAMS AIRCRAFT LEASING, LLC


                        By:  WILLIAMS AIRCRAFT, INC., its sole member


                             By: /s/ Mark W. Husband
                                 ---------------------------------------
                                 Title: Vice President




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

                        WILLIAMS AIRCRAFT, INC.


                        By: /s/ Mark W. Husband
                            ----------------------------------------------------
                              Title: Vice President


                        THE WILLIAMS COMPANIES, INC.

                        By: /s/ Mark W. Husband
                            ----------------------------------------------------
                            Title: Vice President